# Grant Park Fund

Class A, B, Legacy 1, Global 1 and Global 3 Units

Monthly Performance Report • September 2015



Consider your alternatives. Invest smarter.®

GRANT PARK FUND®

**DCM Brokers, LLC**
**Member FINRA/SIPC**
**Servicing Agent**
**555 W. Jackson, Ste 600**
**Chicago, IL 60661**

## Market Commentary: September 2015

**Currencies:** The U.S. dollar strengthened on speculation the U.S. Federal Reserve will raise interest rates sooner than its European and Asian counterparts. The British pound fell after weak manufacturing data reinforced views economic growth in the U.K. is slowing. The euro also declined amid speculation the European Central Bank may expand its economic stimulus initiatives to maintain regional growth. The Japanese yen strengthened as declines in the Asian equity markets created a demand for safe-haven assets.

**Energy:** Crude oil markets fell due to ongoing concerns regarding global economic growth and on continued over production in the crude oil complex. Natural gas and heating oil prices declined after forecasts for moderate weather weakened demand and the U.S. Energy Information Administration reported an increase in natural gas supplies.

**Equities:** Global equity markets finished lower after the Federal Reserve decided not to raise interest rates because of concerns regarding weak global economic growth. The Nikkei 225 Index declined over 7% after weaker-than-expected industrial production data was reported. The Dax Index declined over 5% as the Volkswagen emissions-cheating scandal weighed heavily on the nation's auto manufacturers.

**Fixed Income:** Global fixed income markets finished higher as declines in the equity markets and concerns about slowing economic growth, coupled with the Fed's decision to delay increasing interest rates, increased demand for risk-averse assets.

**Grains/Foods:** Corn prices rose as adverse weather conditions caused the U.S. Department of Agriculture to reduce its estimates for U.S. production. Wheat markets rose as concerns regarding poor weather in Europe and Australia fostered supply concerns. Sugar markets rose over 13% as heavy rainfall in Brazil impeded production. Cotton prices fell as declining Chinese imports caused concerns about ongoing demand. Lean hog prices increased on speculation supplies may not be as abundant as anticipated. Cattle markets moved over 13% lower on profit-taking and declining wholesale beef prices.

**Metals:** Gold markets finished lower due to renewed speculation for a U.S. interest rate hike in 2015. Platinum markets fell over 10% due to decreased demand for the metal's industrial uses. Copper markets rallied, finishing slightly higher as a result of supply disruptions at key South American mines and a modest increase in global industrial demand.

### A Units (Closed)

| 2000 | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 |
|---|---|---|---|---|---|---|---|---|---|---|
| 11.0% | 7.0% | 15.3% | 20.0% | -7.6% | -3.4% | 9.1% | 12.6% | 19.9% | -9.2% | 4.5% |

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2011 | -0.5% | 2.3% | -2.5% | 3.8% | -6.9% | -3.8% | 3.0% | -1.8% | -1.6% | -4.5% | -0.6% | 0.0% | **-13.0%** |
| 2012 | 0.0% | 0.8% | -2.2% | 0.0% | 6.2% | -4.9% | 3.6% | -1.3% | -2.1% | -5.6% | -0.6% | 0.5% | **-6.1%** |
| 2013 | 1.5% | -2.9% | 1.2% | 1.0% | -2.8% | -3.1% | -0.2% | -2.2% | -0.9% | 1.6% | 2.2% | 0.9% | **-3.8%** |
| 2014 | -4.8% | 1.2% | -2.9% | 0.1% | 0.9% | 0.6% | -0.9% | 4.2% | 2.2% | 0.6% | 4.9% | 0.6% | **6.7%** |
| 2015 | 2.8% | -0.3% | 0.4% | -4.0% | -1.5% | -4.6% | 2.3% | -6.2% | 3.1% | | | | **-8.1%** |

### B Units (Closed)

| 2003 | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 |
|---|---|---|---|---|---|---|---|
| 7.7% | -8.4% | -4.3% | 8.3% | 11.8% | 18.9% | -9.9% | 3.8% |

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2011 | -0.6% | 2.2% | -2.5% | 3.7% | -7.0% | -3.8% | 3.0% | -1.9% | -1.7% | -4.6% | -0.6% | -0.1% | **-13.5%** |
| 2012 | -0.1% | 0.7% | -2.3% | -0.1% | 6.1% | -4.9% | 3.5% | -1.4% | -2.2% | -5.7% | -0.7% | 0.5% | **-6.7%** |
| 2013 | 1.4% | -2.9% | 1.2% | 1.0% | -2.9% | -3.2% | -0.3% | -2.3% | -0.9% | 1.6% | 2.2% | 0.8% | **-4.4%** |
| 2014 | -4.8% | 1.1% | -2.9% | 0.1% | 0.9% | 0.5% | -0.9% | 4.2% | 2.2% | 0.5% | 4.9% | 0.6% | **6.1%** |
| 2015 | 2.8% | -0.3% | 0.3% | -4.1% | -1.5% | -4.7% | 2.3% | -6.2% | 3.0% | | | | **-8.5%** |

### Legacy 1 Units

| 2009 | 2010 |
|---|---|
| -3.4% | 6.1% |

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2011 | -0.4% | 2.4% | -2.2% | 3.8% | -6.6% | -3.6% | 3.2% | -1.6% | -1.5% | -4.3% | -0.4% | 0.1% | **-11.0%** |
| 2012 | 0.2% | 1.0% | -2.0% | 0.2% | 6.2% | -4.6% | 3.7% | -1.1% | -1.9% | -5.5% | -0.4% | 0.7% | **-4.0%** |
| 2013 | 1.7% | -2.7% | 1.4% | 1.2% | -2.7% | -2.9% | 0.0% | -2.0% | -0.7% | 1.8% | 2.4% | 1.1% | **-1.8%** |
| 2014 | -4.6% | 1.4% | -2.7% | 0.3% | 1.1% | 0.7% | -0.7% | 4.3% | 2.4% | 0.7% | 5.0% | 0.7% | **8.6%** |
| 2015 | 2.9% | 0.0% | 0.5% | -3.8% | -1.3% | -4.5% | 2.5% | -6.0% | 3.3% | | | | **-6.6%** |

### Global 1 Units

| 2009 | 2010 |
|---|---|
| -4.3% | 2.9% |

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2011 | -0.7% | 2.0% | -1.9% | 2.9% | -6.5% | -3.3% | 3.1% | -1.3% | -1.3% | -4.0% | -0.4% | 0.1% | **-11.2%** |
| 2012 | 0.4% | 1.0% | -2.0% | 0.3% | 6.3% | -4.6% | 3.9% | -1.2% | -1.8% | -5.4% | -0.4% | 0.8% | **-3.3%** |
| 2013 | 1.7% | -2.6% | 1.5% | 1.2% | -2.6% | -2.8% | 0.0% | -2.0% | -0.6% | 1.8% | 2.4% | 1.2% | **-1.2%** |
| 2014 | -4.6% | 1.4% | -2.6% | 0.4% | 1.1% | 0.8% | -0.7% | 4.3% | 2.4% | 0.8% | 5.3% | 0.8% | **9.3%** |
| 2015 | 3.0% | 0.0% | 0.6% | -3.8% | -1.3% | -4.4% | 2.5% | -6.0% | 3.3% | | | | **-6.5%** |

### Global 3 Units

| 2009 | 2010 |
|---|---|
| -6.0% | 0.7% |

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2011 | -0.9% | 1.8% | -2.0% | 2.8% | -6.7% | -3.5% | 2.9% | -1.4% | -1.5% | -4.2% | -0.6% | -0.1% | **-13.0%** |
| 2012 | 0.2% | 0.8% | -2.1% | 0.1% | 6.2% | -4.7% | 3.7% | -1.3% | -2.0% | -5.5% | -0.6% | 0.6% | **-5.2%** |
| 2013 | 1.5% | -2.8% | 1.3% | 1.1% | -2.8% | -3.0% | -0.2% | -2.2% | -0.8% | 1.6% | 2.3% | 1.0% | **-3.1%** |
| 2014 | -4.8% | 1.2% | -2.8% | 0.2% | 1.0% | 0.6% | -0.8% | 4.2% | 2.2% | 0.7% | 5.2% | 0.7% | **7.5%** |
| 2015 | 2.8% | -0.1% | 0.4% | -4.0% | -1.4% | -4.6% | 2.3% | -6.2% | 3.1% | | | | **-7.8%** |

## A, B and Legacy Units

### Trading Performance by Sector


3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
September
YTD

Performance reported is gross of fees and expenses.

### Monthly Exposure by Sector

| Currencies | Energy | Equity Indices | Fixed Income | Grains/Foods | Metals |
|---|---|---|---|---|---|
| 18% | 13% | 12% | 38% | 10% | 9% |

## Global Units

### Trading Performance by Sector


3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
September
YTD

Performance reported is gross of fees and expenses.

### Monthly Exposure by Sector

| Currencies | Energy | Equity Indices | Fixed Income | Grains/Foods | Metals |
|---|---|---|---|---|---|
| 18% | 13% | 12% | 38% | 10% | 9% |

### Sector Positions at Month-End


Commodities 32%
Financials 68%
Energy 13%
Grains 10%
Metals 9%
Currencies 18%
Equities 12%
Fixed Income 38%
Sep 14
Oct 14
Nov 14
Dec 14
Jan 15
Feb 15
Mar 15
Apr 15
May 15
Jun 15
Jul 15
Aug 15
Sep-15

## Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

## Grant Park Fund At-A-Glance

| Product | Legacy Units | Global Units | | A and B Units |
|---|---|---|---|---|
| Class | 1 | 1 | 3 | Closed to New Investment |
| Account Type | Fee-based | Fee-based | Commission-based | |
| Minimum Investment | $10,000 | $5,000 | $5,000 | |
| Retirement Account | $1,000 | $1,000 | $1,000 | |
| Trading Strategy | Traditional, systematic, medium- to long-term trend-trading philosophy employed by Grant Park for the past 20 years. | Traditional, systematic, medium- to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes. | | |
| Breakeven Level | 4.52% | 3.92% | 6.11% | |
| Redemptions | Monthly after 90 days | Monthly after 90 days | Monthly after 90 days | |
| Penalty | No | No | 1.5% on a declining scale 0.5% per quarter | |
| Sectors Traded | 6 | 6 | 6 | |
| Eligibility | The Fund is registered in all states except New Mexico and Puerto Rico. Eligibility varies by state, but not less than $250k net worth or $70k net worth and $70k income. No Investor should invest more than 10% of his/her net worth. | The Fund is registered in all states except New Mexico and Puerto Rico. Eligibility varies by state, but not less than $250k net worth or $70k net worth and $70k income. No Investor should invest more than 10% of his/her net worth. | | |

## Statistics

| Statistics Since Inception - Class A Units[1] January 1989 - September 2015 | |
|---|---|
| Total Fund Assets (A,B, Legacy, Global) | $241M |
| 12-Month Return | -2.4% |
| Average 12-Month Return | 14.8% |
| 36-Month Cumulative Return | -11.2% |
| 60-Month Cumulative Return | -18.1% |
| Compounded Annualized ROR | 10.6% |
| 3-Year Compounded Annualized ROR | -3.9% |
| 5-Year Compounded Annualized ROR | -3.9% |
| 10-Year Compounded Annualized ROR | 0.7% |
| Worst Drawdown (5/89 - 10/89) | -38.9% |
| Worst Drawdown Last 5 Years (12/08 - 3/14) | -30.3% |
| Average 1-month Gain | 5.9% |
| Average 1-month Loss | -4.1% |
| # of Winning Months | 167 |
| # of Losing Months | 154 |

| Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] October 2005 - September 2015 | | |
|---|---|---|
| ↑↓ | Moved in Opposite Directions | 43% |
| ↑↑ | Positive Results for Both | 35% |
| ↓↓ | Negative Results for Both | 22% |

[1] Class A Units are closed to new investment. New investors are expected to invest in the Legacy or Global units, which have lower fees and expenses.
[2] It is not possible to directly invest in an index.

## Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

**Average 12-Month Return:** The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

**Compounded Annualized Rate of Return (ROR):** This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

**Correlation:** This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

**Drawdown:** A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

**Net Asset Value per Unit:** This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.